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Household Consumer Loan Deposit Trust
Collateral Report
*****************************************************************************
Number of Due Periods Since Inception                                      23
Due Period                                                          01-Jul-97
Distribution Date                                                   14-Aug-97
Payment Date                                                        15-Aug-97

*** Trust Portfolio Summary ***
Annualized Cash Yield                                                  19.11%
Annualized Gross Losses                                                -8.87%
Annualized Portfolio Yield                                             10.23%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                                         176711767.54
     30 -   59 days (%)                                                 5.45%
     60 -   89 days ($)                                           69294130.70
     60 -   89 days (%)                                                 2.14%
     90 - 119 days ($)                                            44724056.03
     90 - 119 days (%)                                                  1.38%
   120 - 149 days ($)                                             35958385.72
   120 - 149 days (%)                                                   1.11%
   150 - 179 days ($)                                             31172147.46
   150 - 179 days (%)                                                   0.96%
   180 - 209 days ($)                                             30006298.32
   180 - 209 days (%)                                                   0.92%
   210 - 239 days ($)                                             29036116.05
   210 - 239 days (%)                                                   0.89%
   240 - 269 days ($)                                             29157699.13
   240 - 269 days (%)                                                   0.90%
   270 - 299 days ($)                                             29653638.34
   270 - 299 days (%)                                                   0.91%
   300+ days  ($)                                                  4679315.58
   300+ days (%)                                                        0.14%
Add'l Balances on Existing Credit Lines (draws-principal only)  55,646,238.80
Principal Collections                                           91,839,043.70
Defaulted Receivables                                           24,473,745.73
Finance Charge  & Administrative Collections                    51,436,897.83
Recoveries                                                       1,250,662.00
Average Principal Balance                                    3,309,185,433.20
Personal Homeowner Lines as % of Total Principal                       27.39%

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Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2
*****************************************************************************
No. of PMTs Since Issuance:                                                12
Distribution Date:                                                   08/14/97
Payment Date:                                                        08/15/97
Collection Period Beginning:                                         07/01/97
Collection Period Ending:                                            07/31/97
Note and Certificate Accrual Beginning:                              07/15/97
Note and Certificate Accrual Ending:                                 08/15/97

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount              5.48%
OC Balance as % of Ending Participation Invested Amount                 5.60%
OC Balance as % of Ending Participation Invested Amount (3 month avg    5.35%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test         ---
Is the MAP Over?                                                            0
Is this the Early Amortization Period?                                      0
Interest Allocation Percentage Calculation:
Numerator                                                      850,725,297.31
Denominator-Component(x)-Aggregate Receivables & Partc. Int  3,309,185,433.20
Denominator - Component (y) - Aggregate Numerators           3,020,135,373.96
Applicable Interest Allocation Percentage                              25.71%
Principal Allocation Percentage Calculation:
Numerator                                                      850,725,297.31
Denominator-Component(x)-Aggregate Receivables & Partc. Int  3,309,185,433.20
Denominator-Component(y)-Aggregate Numerators                3,020,135,373.96
Applicable Principal Allocation Percentage                             25.71%
Default Allocation Percentage Calculation:
Numerator                                                      850,725,297.31
Denominator-Component(x)-Aggregate Receivables & Partc. Int  3,309,185,433.20
Denominator - Component (y) - Aggregate Numerators           3,020,135,373.96
Default Allocation Percentage (Floating Allocation Percentage)         25.71%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                           15,313,055.35
Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 6,291,709.86 Excess of (i) 1.8% of Part Inv Amt over (ii) Series Part Int 9,021,345.49
Minimum Principal Amount                                         9,021,345.49
Investor Principal Collections                                   9,304,445.26
Investor Finance Charge and Admin. Collections (4.11a)          13,544,916.39
Investor Allocated Defaulted Amounts                             6,291,709.86
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance               850,725,297.31
Beginning Participation Invested Amount                        850,725,297.31
Ending Participation Unpaid Principal Balance                  835,129,142.20
Ending Participation Invested Amount                           835,129,142.20
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%) 5,127,983.04
Note Interest & Cert Yield Amounts Due Pursuant to Sec. 3.05     4,118,735.77
Participation Invested Amount x 25bps per annum                    177,234.44
Participation Interest Distribution Amount                       5,127,983.04
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)          13,544,916.39
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)               0.00
Series Participation Interest Monthly Interest (Sec.4.11(a)(ii)) 5,127,983.04 Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 6,291,709.86 Reimbursed Series Particpation Interest Charge-Offs (Sec.4.11(a)(i 0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))          1,417,875.50
Excess (Sec. 4.11 (a)(vi))                                         707,347.99
Reconciliation Check                                                     0.00
Series Participation Interest Monthly Principal                 15,596,155.12
Beginning Unreimbursed Participation Interest Charge-Offs                0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))              0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec.4.11(a)(i      0.00
Ending Unreimbursed Participation Interest Charge-Offs                   0.00
Available Investor Principal Collections                        15,596,155.12
Participation Interest Distribution Amount                       5,127,983.04
Series Participation Interest Charge-Offs                                0.00
OWNER TRUST CALCULATIONS
Note Interest & Cert Yield Amounts Due Pursuant to Sec. 3.05     4,118,735.77
Excess Interest                                                  1,009,247.27
Beginning Net Charge-Offs                                                0.00
Reversals                                                                0.00
+Available Investor Principal Collections                       15,596,155.12
+Series Participation Interest Charge Offs                               0.00
+ Lesser of Excess Interest and Carryover Charge Offs                    0.00
Optimum Monthly Principal                                       15,596,155.12
Are the Notes Retired ?                                                  0.00
Accelerated Principal Payment                                      177,234.44
Beginning Class A-1 Security Balance                           597,736,187.08
Beginning Class A-2 Security Balance                            52,240,000.00
Beginning Class A-3 Security Balance                            67,900,000.00
Beginning Class B Security Balance                              49,370,000.00
Beginning Certificate Security Balance                          36,886,000.00
Beginning Overcollateralization Amount plus APP                 46,770,344.67
Beginning Class A-1 Adjusted Balance                           597,736,187.08
Beginning Class A-2 Adjusted Balance                            52,240,000.00
Beginning Class A-3 Adjusted Balance                            67,900,000.00
Beginning Class B Adjusted Balance                              49,370,000.00
Beginning Certficate  Adjusted Balance                          36,886,000.00
Beginning Overcollateralization Amount plus APP                 46,770,344.67
Class A-1 Bal After Paymt pursuant to clause in Sec 3.05(a)(ii 582,140,031.97 Class A-2 Bal After Paymt pursuant to clause in Sec 3.05(a)(ii 52,240,000.00 Class A-3 Bal After Paymt pursuant to clause in Sec 3.05(a)(ii 67,900,000.00 Class B Bal After Paymt pursuant to clause in Sec 3.05(a)(ii)( 49,370,000.00 Certificate Bal After Paymt pursuant to clause in Sec.3.05(a)( 36,886,000.00
Class A-2 Minimum Adjusted Principal Balance                    18,800,000.00
Class A-3 Minimum Adjusted Principal Balance                    24,500,000.00
Class B Minimum Adjusted Principal Balance                      17,800,000.00
Certificate Minimum Adjusted Principal Balance                   7,900,000.00
Minimum Overcollateralization Amount                            14,800,000.00
Certificate Minimum Balance Target                              25,307,753.53
Scheduled Certificate Payment to Cert Minimum Balance Target    11,578,246.47
Class A-1 Targeted Balance                                     434,267,153.94
Class A-2 Targeted Balance                                    (57,792,508.23)
Class A-3 Targeted Balance                                       7,050,927.25
Class B Targeted Balance                                        24,282,321.75
Certificate Targeted Balance                                    12,493,133.15
Class A-1:  Payment Required to get to Target                  163,469,033.14
Class A-2:  Payment Required to get to Target or Min Adj Bal    33,440,000.00
Class A-3:  Payment Required to get to Target or Min Adj Bal    43,400,000.00
Class B: Payment Required to get to Target or Min Adj Bal       25,087,678.25
Certificate: Payment Required to get to Target or Min Adj Bal   24,392,866.85
OC: Payment to get to Minimum Overcollateralization Amount      31,970,344.67
Section 3.05 Payment of Principal and Interest;  Defaulted Interest      0.00
Pay Certificate Yield in step (ii) (1= Yes)                              1.00
Remittances on the Participation                                20,724,138.16
Interest and Yield
(i)Pay Class A-1 Interest Distribution - Sec. 3.05 (a)(i)(a)     3,010,936.48
   Pay Class A-2 Interest Distribution - Sec. 3.05 (a)(i)(b)       269,892.72
   Pay Class A-3 Interest Distribution - Sec. 3.05 (a)(i)(c)       356,645.49
   Pay Class B Interest Distribution - Sec. 3.05 (a)(i)(d)         269,094.46
   Pay Certificates the Certificate Yield - Sec. 3.05 (a)(i)(e) 212,166.62 Principal up to Optimum Monthly Principal
(ii)Pay Class A-1 to Targeted Principal Balance-Sec.3.05(a)(i   15,596,155.12
    Pay Class A-2 to Targeted Principal Balance-Sec.3.05(a)(i            0.00
    Pay Class A-3 to Targeted Principal Balance-Sec.3.05(a)(i            0.00
    Pay Class B to Targeted Principal Balance-Sec.3.05(a)(ii)            0.00
    ONLY Pay CertificateYield if not paid pursuant to Sec.3.05(          0.00
Principal up to Optimal Monthly Principal
(iii)Pay Certificate to Targeted Principal Balance-Sec.3.05(a)           0.00
(iv)Pay OC Remaining Optimal Monthly Principal Amount-Sec.3.05(          0.00
Principal up to the Accelerated Principal Payment Amount
(v) Pay Class A-1 to Targeted Principal Balance-Sec.3.05(a)(v)(    177,234.44
    Pay Class A-2 to Targeted Principal Balance-Sec.3.05(a)(v            0.00
    Pay Class A-3 to Targeted Principal Balance-Sec.3.05(a)(v            0.00
    Pay Class B to Targeted Principal Balance-Sec.3.05(a)(v)(            0.00
    Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)                          0.00
    Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)                          0.00
    Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)                          0.00
    Pay Class B to zero - Sec. 3.05 (a)(v)(h)                            0.00
Principal up to Optimal Monthly Principal
(vi)Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)                         0.00
    Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)                         0.00
    Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)                         0.00
    Pay Class B to zero - Sec. 3.05 (a)(vi)(d)                           0.00
    Pay Certificates up to Certificate Min. Bal. or zero - Sec. 3        0.00
    Pay HCLC Optimum Monthly Principal provided OC > zero - Sec.         0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)              832,012.84
Total Reconciliation Check                                               0.00
Accelerated Principal Reconciliation                                     0.00
Optimum Monthly Principal Reconciliation                                 0.00
BOND SUMMARY:
Beginning Class A-1 Note Security Balance                     $597,736,187.08
Beginning Class A-2 Note Security Balance                      $52,240,000.00
Beginning Class A-3 Note Security Balance                      $67,900,000.00
Beginning Class B     Note Security Balance                    $49,370,000.00
Beginning Certificate Security Balance                         $36,886,000.00
Beginning Overcollateralization Amount                         $46,593,110.23
Beginning Class A-1 Adjusted Balance                          $597,736,187.08
Beginning Class A-2 Adjusted Balance                           $52,240,000.00
Beginning Class A-3 Adjusted Balance                           $67,900,000.00
Beginning Class B    Adjusted Balance                          $49,370,000.00
Beginning Certficate  Adjusted Balance                         $36,886,000.00
Beginning Overcollateralization Amount                         $46,593,110.23
Ending Class A-1 Note Security Balance                        $581,962,797.53
Ending Class A-2 Note Security Balance                         $52,240,000.00
Ending Class A-3 Note Security Balance                         $67,900,000.00
Ending Class B    Note Security Balance                        $49,370,000.00
Ending Certificate Security Balance                            $36,886,000.00
Ending Overcollateralization Amount                            $46,770,344.67
Ending Class A-1 Adjusted Balance                             $581,962,797.53
Ending Class A-2 Adjusted Balance                              $52,240,000.00
Ending Class A-3 Adjusted Balance                              $67,900,000.00
Ending Class B    Adjusted Balance                             $49,370,000.00
Ending Certficate  Adjusted Balance                            $36,886,000.00
Ending Overcollateralization Amount                            $46,770,344.67
Class A-1 Note Rate Capped at 13%                                       5.85%
Class A-2 Note Rate Capped at 15%                                       6.00%
Class A-3 Note Rate Capped at 15%                                       6.10%
Class B    Note Rate Capped at 15%                                      6.33%
Certificate Rate Capped at 16%                                          6.68%
Class A-1 Interest Due                                          $3,010,936.48
Class A-2 Interest Due                                            $269,892.72
Class A-3 Interest Due                                            $356,645.49
Class B Interest Due                                              $269,094.46
Certificate Yield  Due                                            $212,166.62
Class A-1 Interest Paid                                         $3,010,936.48
Class A-2 Interest Paid                                           $269,892.72
Class A-3 Interest Paid                                           $356,645.49
Class B Interest Paid                                             $269,094.46
Certificate Yield Paid                                            $212,166.62
Class A-1 Unpaid Interest                                               $0.00
Class A-2 Unpaid Interest                                               $0.00
Class A-3 Unpaid Interest                                               $0.00
Class B     Unpaid Interest                                             $0.00
Certificate Unpaid Yield                                                $0.00
Class A-1 Principal Paid                                       $15,773,389.55
Class A-2 Principal Paid                                                $0.00
Class A-3 Principal Paid                                                $0.00
Class B    Principal Paid                                               $0.00
Certificate    Principal Paid                                           $0.00
OC           Principal Paid                                             $0.00
Beginning Class A-1 Net Charge-Off                                      $0.00
Beginning Class A-2 Net Charge-Off                                      $0.00
Beginning Class A-3 Net Charge-Off                                      $0.00
Beginning Class B    Net Charge-Off                                     $0.00
Beginning Certificate Net Charge-Off                                    $0.00
Beginning OC Net Charge-Off                                             $0.00
Reversals Allocated to Class A-1                                        $0.00
Reversals Allocated to Class A-2                                        $0.00
Reversals Allocated to Class A-3                                        $0.00
Reversals Allocated to Class B                                          $0.00
Reversals Allocated to Certificates                                     $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments     $177,234.44
 Total Charge-Offs:                                                     $0.00
Charge-Offs Allocated to Class A-1                                      $0.00
Charge-Offs Allocated to Class A-2                                      $0.00
Charge-Offs Allocated to Class A-3                                      $0.00
Charge-Offs Allocated to Class B                                        $0.00
Charge-Offs Allocated to Certificates                                   $0.00
Charge-Offs Allocated to OC                                             $0.00
Ending Class A-1 Net Charge-Off                                         $0.00
Ending Class A-2 Net Charge-Off                                         $0.00
Ending Class A-3 Net Charge-Off                                         $0.00
Ending Class B     Net Charge-Off                                       $0.00
Ending Certificate Net Charge-Off                                       $0.00
Ending OC Net Charge-Off                                                $0.00
Bond Balance Reconciliation    (should equal $0.00)                   ($0.00)
Certificate Balance/Participation Invested Amount (Begin of Month       4.34%
Designated Certificate/Certificate Security (Balance Begin of Month 1.000000%
Designated Certificate  - Beginning of Month                      $368,860.00
Principal Payments in Respect of Designated Certificate (Sec.3.05(      $0.00
Designated Certificate  - End of Month                            $368,860.00
Interest Payments in Respect of Designated Certificate (Sec.3.05(ii $2,121.67 Designated Certificateholder Accelerated Principal Paymts-Begin $2,189,110.23
Accelerated Principal Payment (Sec. 3.05 (vi))                    $177,234.44
Payments to Holder of Designated Cert in respect to Acc. Prin.          $0.00
Designated Certificateholder Accelerated Principal Paymts-Ending$2,366,344.67
Designated Certificateholder Holdback Amount (Begin of Month)  $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (   $0.00
Designated Certificateholder Holdback Amount (End of Month)    $44,404,000.00
Remaining Payments to Designated Certificates (Sec.3.05 paragraph fo    $0.00
Remaining Amounts to Issuer (Sec. 3.05 (x))                       $832,012.84

Monthly Security  Report
Household Consumer Loan Trust 1996-2

Distribution Date                                                   14-Aug-97
Payment Date:                                                       15-Aug-97
Collection Period Beginning                                         01-Jul-97
Collection Period Ending:                                           31-Jul-97
Note and Certificate Accrual Beginning:                             15-Jul-97
Note and Certificate Accrual Ending:                                15-Aug-97

Ending Pool Principal Balance                               $3,244,833,922.32
Series 1996-2 Participation Invested Amount                   $835,129,142.20
Seller Amount                                                 $283,286,813.11
Remittances on the Participation                               $20,724,138.16
Optimum Monthly Principal                                      $15,596,155.12
Accelerated Principal Payment                                     $177,234.44
Beginning Class A-1 Note Security Balance                     $597,736,187.08
Beginning Class A-2 Note Security Balance                      $52,240,000.00
Beginning Class A-3 Note Security Balance                      $67,900,000.00
Beginning Class B Note Security Balance                        $49,370,000.00
Beginning Certificate Security Balance                         $36,886,000.00
Beginning Overcollateralization Amount                         $46,593,110.23
Beginning Class A-1 Adjusted Balance                          $597,736,187.08
Beginning Class A-2 Adjusted Balance                           $52,240,000.00
Beginning Class A-3 Adjusted Balance                           $67,900,000.00
Beginning Class B Adjusted Balance                             $49,370,000.00
Beginning Certificate  Adjusted Balance                        $36,886,000.00
Beginning Overcollateralization Amount                         $46,593,110.23
Ending Class A-1 Note Security Balance                        $581,962,797.53
Ending Class A-2 Note Security Balance                         $52,240,000.00
Ending Class A-3 Note Security Balance                         $67,900,000.00
Ending Class B Note Security Balance                           $49,370,000.00
Ending Certificate Security Balance                            $36,886,000.00
Ending Overcollateralization Amount                            $46,770,344.67
Ending Class A-1 Adjusted Balance                             $581,962,797.53
Ending Class A-2 Adjusted Balance                              $52,240,000.00
Ending Class A-3 Adjusted Balance                              $67,900,000.00
Ending Class B Adjusted Balance                                $49,370,000.00
Ending Certificate  Adjusted Balance                           $36,886,000.00
Ending Overcollateralization Amount                            $46,770,344.67
Class A-1 Note Rate Capped at 13%                                   5.849690%
Class A-2 Note Rate Capped at 15%                                   5.999690%
Class A-3 Note Rate Capped at 15%                                   6.099690%
Class B Note Rate Capped at 15%                                     6.329690%
Certificate Rate Capped at 16%                                      6.679690%
Class A-1 Interest Due                                          $3,010,936.48
Class A-2 Interest Due                                            $269,892.72
Class A-3 Interest Due                                            $356,645.49
Class B Interest Due                                              $269,094.46
Certificate Yield  Due                                            $212,166.62
Class A-1 Interest Paid                                         $3,010,936.48
Class A-2 Interest Paid                                           $269,892.72
Class A-3 Interest Paid                                           $356,645.49
Class B Interest Paid                                             $269,094.46
Certificate Yield Paid                                            $212,166.62
Class A-1 Unpaid Interest                                               $0.00
Class A-2 Unpaid Interest                                               $0.00
Class A-3 Unpaid Interest                                               $0.00
Class B Unpaid Interest                                                 $0.00
Cetificate Unpaid Yield                                                 $0.00
Class A-1 Principal Paid                                       $15,773,389.55
Class A-2 Principal Paid                                                $0.00
Class A-3 Principal Paid                                                $0.00
Class B Principal Paid                                                  $0.00
Certificate  Principal Paid                                             $0.00
OC Principal Paid                                                       $0.00
Beginning Class A-1 Net Charge-Off                                      $0.00
Beginning Class A-2 Net Charge-Off                                      $0.00
Beginning Class A-3 Net Charge-Off                                      $0.00
Beginning Class B Net Charge-Off                                        $0.00
Beginning Certificate Net Charge-Off                                    $0.00
Beginning OC Net Charge-Off                                             $0.00
Reversals Allocated to Class A-1                                        $0.00
Reversals Allocated to Class A-2                                        $0.00
Reversals Allocated to Class A-3                                        $0.00
Reversals Allocated to Class B                                          $0.00
Reversals Allocated to Certificates                                     $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments     $177,234.44
 Total Charge-Offs:                                                     $0.00
Charge-Offs Allocated to Class A-1                                      $0.00
Charge-Offs Allocated to Class A-2                                      $0.00
Charge-Offs Allocated to Class A-3                                      $0.00
Charge-Offs Allocated to Class B                                        $0.00
Charge-Offs Allocated to Certificates                                   $0.00
Charge-Offs Allocated to OC                                             $0.00
Ending Class A-1 Net Charge-Off                                         $0.00
Ending Class A-2 Net Charge-Off                                         $0.00
Ending Class A-3 Net Charge-Off                                         $0.00
Ending Class B Net Charge-Off                                           $0.00
Ending Certificate Net Charge-Off                                       $0.00
Ending OC Net Charge-Off                                                $0.00
Interest paid per $1,000 Class A-1                                   3.792111
Principal paid per $1,000 Class A-1                                 19.865730
Interest paid per $1,000 Class A-2                                   5.166400
Principal paid per $1,000 Class A-2                                  0.000000
Interest paid per $1,000 Class A-3                                   5.252511
Principal paid per $1,000 Class A-3                                  0.000000
Interest paid per $1,000 Class B                                     5.450566
Principal paid per $1,000 Class B                                    0.000000
Yield Paid per $1,000 Certificate                                    5.751955
Principal Paid per $1,000 Certificate                                0.000000